FACE PAGE OF PROFESSIONAL LEASE AGREEMENT
                           PALM HARBOR KEY WEST CENTER

LESSOR:                   KWPH INC.
                          C /O WILDER LEASING & MANAGEMENT, INC.
                          2706 ALTERNATE 19 NORTH SUITE 113
                          PALM HARBOR, FLORIDA 34683
TENANT:                   eAUTOCLAIMS.COM
TYPE OF BUSINESS:         CLAIMS SETTLEMENT-AUTO INSURANCE
BUSINESS ORGANIZATION:    C-CORPORATION - NEVADA
TENANT CONTACT:           ERIC SEIDEL
TENANT HOME PHONE:        (727) 781-0414
TENANT HOME ADDRESS:      2708 ALT. 19N., SUITE 604
                          PALM HARBOR, FL 34683
LOCATION:                 SUITE NO:          502,503,504,505,507,604
                                ADDRESS:     2708 ALT. 19N.
AREA:                     SQUARE FEET:       11,780
BASE RENT PRICE:          PER SQ. FT:        $9.91
MONTHLY BASE RENTAL:                         $9,728.32

OPERATING EXPENSES/       TENANT PAYS PRORATED SHARE OF INSURANCE, WATER , SEWER
                          AND COMMON AREA MAINTENANCE, ESTIMATED AT $2.75 PER
                          SQ. FT. PER YEAR TO BE PAID IN THE AMOUNT OF $2,699.58
                          PER MONTH.
RENT SUBTOTAL:            $12,427.90   PER MONTH
SALES TAX AT  7.0%:       $   869.95  PER MONTH
RENT TOTAL:               $13,297.85 PER MONTH

TERM: 36 MONTHS BEGINING DEC. 01, 2000 OR ON COMPLETION OF TENANT IMPROVEMENTS AND ENDING NOV. 30, 2003 .

DEPOSITS:                 SECURITY $NO ADDITIONAL  PLUS FIRST MONTH'S
                          RENT $8,554.43 EQUAL TOTAL DEPOSIT OF
                          $8,554.43 DUE WITH SIGNED LEASE.

ADDITIONAL PROVISIONS: 1. LANDLORD WILL REPAIR AND PAINT ALL WALLS AND DOOR FRAMES. 2. LANDLORD WILL DEMOLISH WALLS IN SUITE 505 AS REQUIRED BY TENANT AND WILL RE-CARPET 505 WITH 26 OZ. COMMERCIAL LOOP TO MATCH REST OF SUIRE. 3. ALL OTHER CARPET WILL BE THOROUGHLY AND PROFESSIONALLY CLEANED. 4. TENANT WILL BE PERMITTED TO RUN 1 OR 2 PVC PIPES ABOVE SUITE 506, SUCH WORK TO BE COORDINATED WITH GIANT OCTOPUS. 5. TENANT WILL HAVE FIRST RIGHT OF REFUSAL TO LEASE SUITE 506 WHEN GIANT OCTOPUS VACATES. 6. FOR THE FIRST 3 MONTHS OF THIS TERM, THE TENANT WILL PAY ONLY FOR SUITES 507, 604, AND 505 AT $12.66 PER SQ. FT. (7,578 SQ. FT.) PLUS SALES TAX ($7,994.79 + $559.64 = $8,554.43). IN MONTH 4, THE TOTAL
RENT WILL BE DUE. 7. THIS LEASE MAY BE CANCELLED AFTER MONTH 15 WITH 90 DAYS PRIOR WRITEN NOTICE TO LANDLORD AND A TENANT BUY-OUT PAYMENT OF $13,500 REDUCED BY A PRORATA OF $375.00 PER MONTH OF TENURE AT TIME OF MOVE-OUT.



----------------------------------   ----------------------------
KWPH, INC.(LESSOR) SCOTT R. SPOERL   eAUTOCLAIMS.COM(LESSEE)
                                     ERIC SEIDEL-PRESIDENT

                                 LEASE AGREEMENT


         THIS LEASE is made this 17 day of OCTOBER , 2000 , by and between KWPH, Inc., a Florida Corporation, having its offices at 2706 Alternate 19 North, Palm Harbor, Florida, hereinafter referred to as "Lessor" and, eAUTOCLAIMS.COM hereinafter referred to as Tenant.

                                   WITNESSETH:

         THAT in consideration of the covenants and conditions contained herein, the Parties agree as follows:

1. LEASE. Lessor hereby leases to Tenant the premises described on the face page. Tenant hereby takes the premises from Lessor for the term and upon the covenants and conditions contained herein.

2. PREMISES. This Lease pertains to premises designated as Suite(s) 502, 503, 504, 505, 507, 604 located in Building "A" and situated at 2708 Alternate 19 North, Palm Harbor, Florida 34683.

The premises are comprised of that area shown on the floor plan drawing attached hereto and by this reference incorporated herein and consisting of approximately 11,780 square feet.

3. TERM. The term of this Lease is for 36 Months , beginning on DECEMBER 01, 2000 OR ON COMPLETION OF TENANT IMPROVEMENTS, WHICHEVER SHOULD OCCUR FIRST and ending on NOVEMBER 31, 2003 .

4. RENT. Rent shall be payable to Lessor at Lessor's place of business as described above as follows:

(a) Monthly rental shall be as set forth on the face page and shall be due on or before the first of each month.

(b) The base rental set forth herein shall be subject to adjustment as provided below.

(c) The monthly rent may be increased annually, on the anniversary of the rent start date , at the election of the Lessor, by 5% or by a percentage equal to the annual increase in the CPI as follows ,whichever is greater; (1) CPI increases shall be based upon the Consumer Price Index - U.S. City Average- all items (CPI) as published by the United States Department of Labor's Bureau of Labor Statistics, or it's eqvalent if no longer published ; (2) Lessor shall determine the annualized CPI increase for each year of the term of the lease after the initial year by comparing the annualized CPI as it is determined by the Bureau for the month occuring two months prior to the rent start date ( CPI base month ) and comparing that with the annualized CPI for the same calendar month for each subsequent year. If the annualized CPI for any CPI base month of each succeeding year of the lease is greater than that of the CPI base month of each preceding year, the monthly rental for the next year shall be increased by the same percentage as the increase in the annualized CPI from one CPI base month to the succeeding CPI base month.

Costs for common area maintenance shall be allocated to each tenant based upon a pro rata division of the actual costs of required maintenance of the common areas, including but not limited to, physical maintenance, taxes, insurance and supervision. Pro rata shares of CAM shall be determined by dividing the total leased square footage of the Palm Harbor Key West Center into the demised square footage to arrive at a percentage relationship of the demised square footage to the total leased square footage. That percentage shall be multiplied by the actual maintenance costs, including taxes , insurance and supervision to arrive at the allocated CAM charge. All such CAM charges shall be promptly paid as additional rent within 10 days of receipt of invoices from Lessor.

In the event that any two (2) Tenant's payment checks are not honored for any reason by the Bank upon which they are drawn, and upon written notice by Lessor, Tenant shall be required to make all rental payments in cash or cashier's check.

5. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant has PREVIOUSLY deposited with Lessor the sum of $6,398.36) . Such sum shall serve as security for the performance of Tenant's obligations under this Lease, including without limitation the surrender or possession of the premises to Lessor as provided herein. If Lessor applies any part of the security deposit to cure any default of Tenant, Tenant shall, upon demand, deposit with Lessor the amount so applied so that Lessor shall have the full security deposit on hand at all times during the term of this Lease. Lessor is not obliged to apply the security deposit to rents or other charges in arrears or on damages for Tenant's failure to perform under the Lease. However, Lessor may so apply the security deposit at Lessor's option, and Lessor's right to possession of the premises for nonpayment of rent or for any other reason shall not in any way be affected by reason of the fact that Lessor holds such security deposit.

6. NOTICES. Unless provided to the contrary herein, notices hereunder may be given by manual delivery or by mail. Notice given by registered or certified mail shall be deemed given on that date on which the Post Office attempts its first delivery when properly addressed and postage prepaid. Notice given by ordinary mail shall be deemed given five days after posting. Notice given by mail shall be sent to the parties at their addresses shown on Page 1 hereof. Parties may change their address for the purpose of receiving notices, but no change shall be effective until written notice thereof is actually received by the other party. The provisions of this paragraph shall also apply to rent payments hereunder. For the purposes of notification pursuant to ss.83.20 Florida Statutes, Tenant's "usual place of residence" is as stated on the face page.

7. USE OF PREMISES. Tenant shall use and occupy the premises as an office facility and for no other purpose. Tenant agrees to comply with all laws, orders, rules, regulations of any governmental body and the Lessor, relating to the manner of Tenant's use and occupancy of the leased premises or any alterations made by Tenant and Tenant will pay all costs and expenses incidental to such compliance and will indemnify and save Lessor harmless therefrom. Should Tenant fail to comply with any part of the provisions contained in this section, the Lessor may after fifteen (15) days notice to the Tenant, cause compliance therewith and Lessor's cost and expense in so doing may be considered as additional rent which shall be due and payable upon Tenants's receipt of an invoice for such work.

8. IMPROVEMENTS. Tenant will not make any alterations or improvements to the premises without the written consent of Lessor. In any event, any such improvements or alterations made by Tenant, or by Lessor at Tenant's request, shall at Lessor's election, remain or become part of the property of Lessor at the time of expiration or termination of this Lease. All personal property placed on the premises by Tenant, which are removable by Tenant without damaging the premises, in any way, may be removed by Tenant, upon the expiration of this Lease. However, if Tenant, at such time, is in default under the terms and conditions of this Lease, Tenant may not remove said personal property without the express consent of the Lessor. In the event Tenant improvements over and above the standard finish provided by the Lessor creates an additional assessment in ad valorem taxes or additional insurance premiums, Tenant shall be required to reimburse Lessor according to the amount of such increase.

         In the event that Lessor is to make improvements to the premises prior to the Tenant's occupancy, and the improvements have not been completed by the occupancy date, the dates for occupancy, rent start and rent end shall be changed to reflect the true date of occupancy which shall be no later than that date on which the certificate of occupancy is received and any such delay in completion shall not be deemed a breach of this Agreement.

9. IDENTIFICATION SIGNS. All identification signs, awnings, and/or other signs on the exterior of the premises shall be approved by the Lessor. No other identification signs, awnings, and/or other signs shall be displayed on or near the leased premises without Lessor's written approval.

10. EXPENSES. Tenant agrees to pay all charges for gas, electricity, replacement of ceiling light bulbs and tubes and all other illumination and power. In the event that Tenant, or Lessor at Tenant's request, shall make improvements the premises, Tenant shall pay all charges and expenses of such improvements, including permits and fees. Tenant agrees to pay any and all fees charged by any governmental agency imposed by virtue of tenant's use or occupancy of the premises. Tenant agrees to pay all such charges not more than fifteen (15) days after receipt of invoice from Lessor. Any such charges shall be considered as rent due and shall be included in any lien for rent due and unpaid.

11. MAINTENANCE. Lessor shall, at its own expense, maintain in good condition the exterior of the building, the roof and structural members of the building of which the leased premises form a part, and any water, gas or electrical lines or conduits permanently embedded in walls or floors. However, if any of the aforementioned repairs are made necessary by reason of Tenant's use and occupancy of the leased premises, in any manner inconsistent with the reasonable use and occupancy thereof, or by reason of alterations made by Tenant, such repairs shall be made by the Tenant at Tenant's own cost and expense. Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any paneling, decoration, partitions, railings, ceiling, floor coverings, office fixtures or any other property, installed in the premises by Tenant. Tenant shall maintain garbage containers in good order and repair. Tenant shall be responsible for all heating, ventilating, and air conditioning repairs and maintenance, including filter replacement, and roof top compressors. All interior plumbing repairs are the responsibility of the Tenant. In the event that Tenant shall not make such repairs as required by this Agreement, Lessor may enter the premises and make the required repairs and charge the cost of such repairs, including supervision to the Tenant as additional rent which shall be due and payable upon receipt of an invoice for the work.

12. INSPECTIONS. Lessor may at all times, upon reasonable notice to and in cooperation with the Tenant, inspect, alter or repair the leased premises when necessary for its safety, preservation or to make such modifications or repairs that the Lessor deems prudent or desirable. Lessor may show the premises to others at any reasonable time within four (4) months immediately preceding the expiration of said term and may affix a notice for letting or selling the premises on any suitable part of the premises except windows or entrances.

13. SUBORDINATION OF MORTGAGE. Tenant agrees to subordinate this Lease to any first mortgage or blanket mortgage placed upon the building, provided that only so long as Tenant faithfully discharges its obligations of the terms of this
Lease: (A) its tenancy will not be disturbed nor this Lease affected by any default under such mortgage; (B) the right of tenancy hereunder shall expressly survive and shall not be cut off; and (C) this Lease shall, in all respects, continue in full force and effect.

14. INDEMNIFICATION. Tenant shall protect and indemnify Lessor and hold Lessor harmless from and against all claims, suits and actions by third persons by reason of personal injury, death, or property damage occurring on or about the premises while this Lease remains in force or arising out of Tenant's use and occupancy of the premises.

15. LIABILITY INSURANCE. At all times while this Lease remains in force, Tenant shall at Tenant's expense maintain public liability insurance with respect to the premises, which insurance shall be carried with a reputable and established insurer to which Lessor has not reasonable objection, with limits of not less than $500,000.00 each person and $1,000,000.00 each occurrence for bodily injury and $100,000.00 each occurrence for property damage. The Insurance shall not only protect Tenant but shall also protect Lessor and name Lessor as an additional insured, and shall cover Tenant's contractual liability hereunder. Tenant shall promptly furnish Lessor a copy of the insurance policy, and all renewals thereof, together with reasonable evidence, initially and from time to time, that premiums have been paid and that the insurance remains in force. If Tenants fails to do so, Lessor may but shall not be obligated to maintain the insurance for Lessor's protection and Tenant shall immediately reimburse Lessor for the cost thereof, which amount shall be additional rent and immediately due.

16. ACTIVITIES INCREASING FIRE INSURANCE RATES. If an increase in extended coverage premiums paid by Lessor for the building in which Tenant occupies space is caused by a Tenant's use of occupancy of the premises or if Tenant vacates the premises and causes an increase, then Tenant shall pay as additional rent the amount of such increase to Lessor.

17. ASSIGNMENT: SUBLETTING. This Lease may not be assigned, and Tenant may not sublet the premises, without Lessor's prior written consent, which consent shall not be unreasonably withheld. As a condition to consent, Lessor may require that any assignee or sub-tenant shall affirmatively assume all subsequent obligations of Tenant hereunder. Assignment or subletting shall not, however, abrogate or lessen Tenant's obligations hereunder, and any dealings or communications between Lessor and a sub-tenant or assignee shall not be deemed a waiver of Tenant's obligations hereunder.

18. LESSOR'S REMEDIES ON TENANT'S DEFAULT. If Tenant defaults in payment of rent, or any additional rent or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Tenant written notice of such default and if Tenant does not cure any default by reason of non-payment of rent or additional rent within five (5) days, or any other default within ten (10) days after the giving of such notice, then Lessor may terminate this Lease. This Agreement, or any option exercised or exercisable hereunder by Tenant, may be terminated by Lessor if Tenant fails to make timely payment of three (3) or more consecutive monthly rental installments. For the purposes of the termination provision of this section only, timely payment shall have been deemed to have been made if the Tenant has made payment by the 15th of each month. Additionally, failure to make timely payment of three (3) consecutive monthly rental installments shall automatically require that rent be paid in advance on a quarterly basis for the remainder of this Agreement.

19. TENANT REMEDIES ON LESSOR'S DEFAULT. If the Lessor defaults in the performance of a material provision of this Lease, Tenant shall give Lessor written notice of such default and if Lessor does not proceed with reasonable diligence and in good faith to cure the default within fifteen (15) days after Tenant gives such notice, then Tenant may terminate this Lease, reserving all rights Tenant may have under Florida Law. The notice required in this paragraph shall be given by Certified Mail, Return Receipt Requested.

20. LITIGATION. If either party defaults hereunder and the other party brings an action in a Court of competent jurisdiction by reason of default, the prevailing party shall be entitled to recover from the other all costs, arising out of settlement negotiations, litigation or appeals, including reasonable attorney's fees. The Parties further agree that, should any legal action arise out of this Lease, any such action shall be brought only in Pinellas County, Florida.

21. ACTS OF GOD. Anything in this Agreement to the contrary not withstanding, neither Lessor nor Tenant shall be deemed in default of the performance of any provision or covenant of this Lease if such performance shall be delayed or prevented by strike, war, act of God, or other cause beyond the control of the parties seeking to excuse such performance.

22. TIME IS OF THE ESSENCE. It is understood and agreed between the parties hereto, that time is of the essence in this contract and this applies to all terms and conditions contained herein.

23. LESSOR'S REMEDIES. If Tenant shall materially default in the performance of any of Tenant's obligations under this Lease, or shall become insolvent, or shall be adjudicated a bankrupt, or shall file a voluntary petition in bankruptcy or for reorganization, or if a receiver is appointed for Tenant and the appointment is not vacated within sixty (60) days from appointment, Lessor may terminate this Lease without penalty, but such termination shall not release or discharge Tenant or anyone claiming under Tenant from any obligation or liability to Lessor hereunder, including the obligation to pay rent as it accrues under this Lease. Upon default by Tenant as provided herein, Lessor shall, subject to Florida law, have the right and remedy to re-enter the premises and remove all persons therefrom and Lessor may, at its option, (1) treat the lease as terminated and retake possession for the Lessor's own account, thus terminating any further liability on the part of the Tenant, or;
(2) retake possession of the preimises for the account of the Tenant, holding the Tenant liable for the difference between rental stipulated to be paid under the lease agreement and what, in good faith, the Lessor is able to recover from the reletting, for the balance of the Lease term as agent for Tenant and receive rents therefore and apply the same first to the payment of the expenses of reasonable redecoration and making necessary repairs to the premises and leasing the same; and second, to the payment of rent due hereunder, and; (3) Lessor shall have the right to declare all monthly installments of rental for the balance of the lease term to be immediately due and payable and to proceed to obtain a Judgment therefor against Tenant. Thereafter , all sums collected from the reletting of the premises, less costs incurred in connection therewith , shall be applied on said Judgment , provided, however, any excess sums collected by the Lessor shall accrue to the Lessor , and shall not be subject to any claims by the Tenant. Further, in the event of default by Tenant, the Lessor shall have the right to a Landlord's lein on Tenant's property without in any way affecting Lessor's right to accelerate the balance of rental due and to bring an action to recover the same.

24. SURRENDER OF POSSESSION BY TENANT. The Tenant will deliver up and surrender to the Lessor possession of the leased premises together with all fixtures, alterations, additions and improvements, which may have been made in, on or to the premises upon the expiration or termination of this Lease in as good condition and repair as the same shall be at the commencement of said term (loss by fire and ordinary wear and decay excepted) and all air conditioning, heating and other mechanical equipment of every nature, whether or not installed by Tenant, shall be in good working order. Tenant shall ascertain from Lessor at least thirty (30) days before the end of the term of this lease whether Lessor desires to have the premises or any part thereof restored to the condition in which it was originally delivered to Tenant and if Lessor shall so desire, then Tenant at its own cost and expense, shall restore the same and/or make the necessary repairs before the end of the term.

         If Tenant is not in default under the terms of this Lease, all trade fixtures and equipment owned by the Tenant and installed or placed by it upon the leased premises may be removed by the Tenant at any time during the term or on the expiration thereof. Tenant agrees to repair any damage to the building occasioned by such removal. Tenant shall, upon termination of its tenancy, return to the Lessor all keys to the demised premises, either furnished to or otherwise procured by such Tenant.

25. HOLDOVER BY TENANT. If Tenant refuses to give up possession of the premises, upon the termination of this Lease, Lessor, Pursuant to ss.83.06 of the Florida Statutes, the acceptance of the RENT for use and occupancy of the premises shall not be deemed to have waived any of the rights, remedies or privileges of Lessor provided elsewhere in this Lease or by virtue of law. Tenant shall indemnify Lessor against loss or liability resulting from the delay by Tenant in surrendering the premises including, without limitation, any claims made by any succeeding occupancy founded on such delay.

26. DESTRUCTION OR DAMAGE TO PREMISES. If through no fault, neglect, or design of Tenant, the premises are destroyed by fire or other casualty or damage to such an extent as to render them wholly unfit for occupancy, then this Lease shall be cancelled. If, however, the premises can be repaired within 30 days from the date of such fire or casualty, then, at the option of Lessor, this Lease shall not be cancelled and Lessor shall notify Tenant within 30 days from the date of the fire or casualty, of Landlord's election. Tenant shall be entitled to such reduction or remission of rent that shall be just and proportionate.

27. NOTICE OF CASUALTY. Tenant shall give Lessor Prompt notice of any damage to the premises by fire, tornado, storm, or other casualty, and of any other event or condition known to Tenant (or any sub-tenant) that impairs or threatens the physical condition of the premises.

28. CONDEMNATION. If the premises shall be taken by or pursuant to governmental authority or through exercise of the power of eminent domain, either totally or such part as renders the remainder inadequate and unsuitable for the purposes described herein, this Lease shall terminate as of the date of taking, and Tenant shall have no claim against Lessor for the value of any unexpired term. If only part of the premises is so taken and the remainder is adequate and suitable for Tenant's purposes, or can be rendered adequate and suitable by reasonable expenditure, this Lease shall continue in force except that the rent shall be reduced to reflect any loss in floor space. In such event, Lessor shall bear the reasonable expense of restoration necessary to make the premises adequate and suitable, but Lessor shall not be obligated to expend more than the amount actually received by Lessor as compensation, damages, or awards for the taking. Lessor shall be entitled to receive all compensation, damages, or awards for the taking, except that Tenant may receive such amount as may be awarded or payable for the taking of Tenant's equipment and for Tenant's business damages, and except that any compensation or awards for the taking of a fixture installed by Tenant at Tenant's expense, which constitutes an improvement to the real estate, shall be prorated between Lessor and Tenant, so the Tenant receives the percentage that the remaining portion of the Lease term bears to the remaining useful life of the fixture. If the fixture is to be restored, as provided above, both Lessor's and Tenant's shares shall be applied to the cost thereof.

29. MECHANIC'S LIENS. Notice is hereby given that Lessor shall not be liable for any work, labor, or materials furnished or to be furnished upon credit to or for Tenant or anyone claiming under Tenant, and that no mechanic's or other lien for any such work, labor, or materials shall attach to or affect the title or interest of Lessor in and to the premises. Tenant shall not do or suffer anything to be done whereby the premises may be encumbered by any mechanic's lien. If any mechanic's lien or notice of claim thereof is filed against the premises with respect to work, labor, or materials furnished or to be furnished to Tenant or anyone claiming under Tenant, Tenant shall, within thirty (30) days from the date of filing, cause the same to be withdrawn, discharged, or removed by deposit, bonding proceedings or otherwise. If Tenant fails to do so, Lessor may do so, and may pay any judgment recovered by any such lienor. Tenant shall immediately reimburse Lessor for all amounts paid (including expenses) pursuant to this paragraph, which amount shall be additional rent and immediately due.

30. WAIVER. Failure to strictly and promptly enforce the terms and/or conditions of this Lease shall not operate as a waiver of Lessor's rights, Lessor expressly reserving the right to always enforce any or all of the terms and/or conditions of this Lease, regardless of any indulgences or extensions previously granted. The receiving by Lessor or Lessor's representative of any rent in arrears, or after notice or institution of any suit for possession, or for cancellation of this Lease, will not be considered as a waiver of such notice of suit, or of any of the rights of Lessor.

31. SURVIVORSHIP. All of the provisions hereof shall bind and inure to the benefit of parties hereto, their respective heirs, legal representatives, successors and assigns. If more than one person, firm, corporation, or other entity is executing this Lease as Tenant, then all of said entities shall be jointly and severally liable hereunder.

32. SECTION CAPTIONS. The captions appearing under the section numbers designations of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

33. DELINQUENCY CHARGE. A Fifty Dollar ($50.00) delinquency charge will be assessed monthly for each month that the rental payment is not received in the office of the Lessor prior to the tenth of the month to compensate the Lessor for the additional costs of collection. In addition to the delinquency fee, the Tenant agrees to pay 18% annual interest of any payments due to Lessor which are not paid when due. Said delinquency charges and interest shall be considered additional rent and shall be promptly paid by the Tenant and included in his rental payment, if and when rental payment is delinquent. The assessment and/or collection of any of the foregoing charges shall not in any way be construed or deemed to be a waiver or a continuing waiver of any of the terms, provisions, covenants and conditions of this Lease.

34. BUILDING RULES AND REGULATIONS. Lessor shall have the right, at any time or times hereafter, to adopt other or additional rules and regulations as Lessor deems reasonably necessary for the safety and good order of the premises and in like manner Lessor may rescind or amend all or any of the attached Rules and Regulations. Lessor shall give written notice to Tenant of the adoption of any additional rules and regulations or amendments to any of the Rules and Regulations attached.

          a. No Lessee shall at any time occupy any part of the Building as sleeping or lodging quarters.
          b. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from Lessee's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.
          c. No animals shall be brought into or kept in or about the building.
          d. No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises, causing objectionable odors, or any unreasonable use.
          e. Any vehicles left over 24 hours will be posted and towed away.
          f. Tenant agrees that by the execution of this Lease to accept and agree to abide by the building rules and regulations or any reasonable modifications or additions thereto during the term of this Lease.
          g. The water closets and other water fixtures shall not be used for any purpose other than those for they were constructed and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by Tenant. No person shall waste water by interfering with the faucets or otherwise.
          h. No outside storage shall be permitted within any common areas servicing the leased premises.
          i. All plate and other glass now in the leased premises which is broken through cause attributable to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors, or invitees shall be replaced by and at the expense of the Tenant under the direction of the Lessor.
          j. The washing of vehicles and machinery shall be expressly prohibited within the confines of the Center, with the exception of any Detailing Service that may be located in the Parking Garage of A Building.
          k. All trash shall be placed within the dumpster provided by Lessor.

         It is Lessor's desire to maintain within the property the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. The Lessor reserves the right to make such other and further reasonable Rules and Regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the leased premises, and for the preservation of good order therein.

35. EQUIPMENT PLACEMENT. Lessor shall have the right to determine and prescribe the maximum weight and proper position of any heavy equipment that is to be placed in the building, and only those which, in the opinion of Lessor, will not do damage to the floors, building structures or elevators, may be moved into the building. Such installations shall be placed and maintained by the Tenant, at Tenant's expense, in settings sufficient, in Lessor's judgement, to absorb and prevent vibration, noise, annoyance, deterioration of the floors, building structures or elevators. Lessor shall not be held responsible for any damage and/or liability attributable to Tenant's equipment placement.

36. GUARANTY. For value received and in consideration of, and as an inducement to Lessor to make this lease, the undersigned jointly and severally, personally guaranty to Lessor, its heirs , successors and assigns, the prompt and full performance and observance of all of the obligations, covenants, conditions and agreements provided herein provided to be observed and performed by Tenant.

37. DEFAULT UNDER OTHER LEASE. If the term of any lease, other than this Lease, made by the Tenant for any premises in the property shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Lessor, at the Lessor's sole option, to terminate this Lease by notice to the Tenant.

38. PARKING. It being understood between the parties that parking is limited within the Center, Lessor reserves the right to reasonably restrict the number and location of parked Tenant's and its employee automobiles for the overall benefit of the property, so as to provide adequate parking for the customers of the various tenants of the Center, and to designate alternative parking locations for such Tenant vehicles. The Lessor may at its' own discretion designate certain areas of Key West Center as Tenant and employee parking as need requires. It is agreed that it is not the intent of this Lease to provide unrestricted parking for tenant or employee automobiles. At no time shall the parking of vehicles be permitted in the fire lanes serving the Center.

39. LEASE EXECUTION. If Tenant shall be a corporation, the authorized officers must sign on behalf of the corporation. The lease must be executed by the president, vice-president, secretary or assistant secretary, unless the by-laws or a resolution of the board of directors shall otherwise provide, in which event, the by-laws or a certified copy of the resolution, as the case may be, must be furnished.

40. BROKER. The Broker in this transaction is WILDER LEASING & MANAGEMENT, INC. Tenant covenants, warrants and represents that no other broker was instrumental in consummating this lease, and that no conversation or negotiations were had with any other broker concerning the renting of the demised premises. Tenant agrees to hold Lessor harmless from and against, and agrees to defend at its own expense, any and all claims for a brokerage commission arising out of allegations of negotiation by Tenant with any other brokers for the lease of the demised premises.

41. FACE PAGE. The aforementioned face page is to be considered an integral part of this Lease Agreement.

42.  ADDITIONAL PROVISIONS.  PER FACE PAGE.


     IN WITNESS WHEREOF, and intending to be bound hereby, the parties hereto have affixed their signatures and seals to this instrument for the purpose herein expressed, the day and year first above written.

INCLUDED EXHIBITS: "A"

Signed, sealed and delivered in the presence of:





----------------------            ---------------------------------
                                  Scott Spoerl
----------------------            President
As to Scott Spoerl                KWPH, Inc.




----------------------            ---------------------------------
                                    ERIC SEIDEL-PRESIDENT OF
                                         eAUTOCLAIMS.COM
----------------------
 As to ERIC  SEIDEL